EXHBIT 23

                               Consent of Experts


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                          INDEPENDENT AUDITORS' CONSENT

Board of Directors
RTG Ventures, Inc.

         We consent to the use in this Registration Statement of RTG Ventures, Inc. on Form SB-2 of our report dated July 10, 2000 appearing herein.

/s/ James E. Scheifley
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    James E. Scheifley & Associates, P.C.
    Certified Public Accountants

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